Exhibit 99.1

Sonus Networks Reports 2004 Third Quarter Financial Results; Revenues Increased to $46.8 Million, EPS of $0.04

    CHELMSFORD, Mass.--(BUSINESS WIRE)--Nov. 3, 2004--Sonus Networks (Nasdaq: SONS), a leading supplier of service provider voice over IP
(VoIP) infrastructure solutions, today reported its financial results for the third quarter ended September 30, 2004.
    Revenues for the third quarter of fiscal 2004 were $46.8 million compared with $22.3 million for the third quarter of fiscal 2003 and $42.4 million for the second quarter of fiscal 2004. Net income for the third quarter of fiscal 2004 was $10.3 million or $0.04 per share compared with a net loss of $5.0 million or $0.02 per share for the third quarter of fiscal 2003 and net income of $4.9 million or $0.02 for the second quarter of fiscal 2004.
    "During the third quarter Sonus continued its success as a leader in the rapidly expanding VoIP market," said Hassan Ahmed, chairman and chief executive officer, Sonus Networks. "Revenue and earnings grew sequentially and we continued to build our technology and market momentum. We released new software for the trunking and access markets, expanded our customer deployments and added new talent to our company, all of which have enhanced our global market position."
    Revenues for the first nine months of fiscal 2004 were $125.7 million compared with $46.8 million in the same period last year. Net income for the first nine months of fiscal 2004 was $18.2 million or $0.07 per share compared with a net loss for the first nine months of fiscal 2003 of $22.0 million or $0.10 per share.
    Building its position with service providers and carriers around the world, Sonus continues to add new customers and expand relationships with existing customers. For example, Interoute, one of Europe's most advanced telecommunications networks, is deploying additional Sonus equipment to meet growing demand for its successful Virtual Voice Network. Further underscoring Sonus' success with its customers, in August the company was named the market share leader in several segments of the carrier VoIP equipment market by industry research firms In-Stat/MDR and Synergy Research Group.
    Sonus also continued focusing its development efforts on extending its solutions in the trunking, access, wireless and international markets. During the third quarter, Sonus introduced the latest version of its industry-leading Open Services Architecture(TM) (OSA), which offers new capabilities that help carriers reduce dependency on legacy circuit switch technologies and accelerate the transition to VoIP. In addition, Sonus delivered product enhancements in key areas such as Class 5 services, voice over broadband, network border switching, and operations and network management.

    About Sonus Networks

    Sonus Networks, Inc. is a leading provider of voice over IP (VoIP) infrastructure solutions for wireline and wireless service providers. With its Open Services Architecture(TM) (OSA), Sonus delivers end-to-end solutions addressing a full range of carrier applications, including trunking and tandem switching, residential and business access, network border switching and enhanced services. Sonus' voice infrastructure solutions, including media gateways, softswitches and network management systems, are deployed in service provider networks worldwide. Sonus, founded in 1997, is headquartered in Chelmsford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

    This release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the "Risk Factors" section of Sonus' 2003 Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A dated July 28, 2004 and filed with the SEC, and the "Cautionary Statements" section of Sonus' Quarterly Report on Form 10-Q, dated August 20, 2004 and filed with the SEC, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. Risk factors include, among others, risks associated with the company's assessment of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act and the risks associated with the pending securities litigation and SEC investigation. In addition, any forward-looking statements represent Sonus' views only as of today and should not be relied upon as representing Sonus' views as of any subsequent date. While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so.

    Sonus is a registered trademark of Sonus Networks. Open Services Architecture, GSX9000, Insignus and Sonus Insight are trademarks of Sonus Networks. All other trademarks, service marks, registered trademarks, or registered service marks are the property of their respective owners.



                         SONUS NETWORKS, INC.
           Condensed Consolidated Statements of Operations
                (In thousands, except per share data)

                           Three Months   Three Months   Three Months
                               Ended          Ended         Ended
                           September 30,     June 30,    September 30,
                               2004           2004           2003
                          -------------- -------------- --------------
Revenues                        $46,762        $42,361        $22,251
                          -------------- -------------- --------------
Cost of revenues                 10,469         13,941          9,256
                          -------------- -------------- --------------
Gross profit                     36,293         28,420         12,995
                          -------------- -------------- --------------
Gross profit %                     77.6%          67.1%          58.4%
Operating expenses:
   Research and
    development                   8,975          8,923          8,036
   Sales and marketing           10,539          8,635          7,732
   General and
    administrative                6,638          5,745            842
   Stock-based
    compensation                     91            136          1,047
   Amort. of goodwill and
    purchased intangible
    assets                          601            600            602
                          -------------- -------------- --------------

     Total operating
      expenses                   26,844         24,039         18,259
                          -------------- -------------- --------------

Income (loss) from
 operations                       9,449          4,381         (5,264)
                          -------------- -------------- --------------
Interest expense                   (117)          (121)          (128)
Interest income                   1,150            891            396
                          -------------- -------------- --------------

Income (loss) before
 provision for income
 taxes                           10,482          5,151         (4,996)
                          -------------- -------------- --------------
Provision for income
 taxes                              214            217             33
                          -------------- -------------- --------------
Net income (loss)               $10,268         $4,934        $(5,029)
                          ============== ============== ==============
Net income (loss) per
 share:
          Basic                   $0.04          $0.02         $(0.02)
          Diluted                 $0.04          $0.02         $(0.02)
Shares used in
 computation:
          Basic                 246,198        245,390        224,356
          Diluted               251,728        250,127        224,356


                         SONUS NETWORKS, INC.
            Condensed Consolidated Statements of Operations
                 (In thousands, except per share data)

                                         Nine Months     Nine Months
                                            Ended           Ended
                                         September 30,   September 30,
                                            2004            2003
                                        -------------- ---------------
Revenues                                     $125,655         $46,826
Cost of revenues                               36,810          20,614
                                        -------------- ---------------
Gross profit                                   88,845          26,212
                                        -------------- ---------------
Gross profit %                                   70.7%           56.0%
Operating expenses:
   Research and development                    26,826          24,245
   Sales and marketing                         26,034          16,179
   General and administrative                  17,210           4,137
   Stock-based compensation                       606           2,616
   Amort. of goodwill and purchased
    intangible assets                           1,801           1,806
                                        -------------- ---------------

     Total operating expenses                  72,477          48,983
                                        -------------- ---------------

Income (loss) from operations                  16,368         (22,771)
                                        -------------- ---------------
Interest expense                                 (360)           (406)
Interest income                                 2,806           1,238
                                        -------------- ---------------

Income (loss) before provision for
 income taxes                                  18,814         (21,939)
                                        -------------- ---------------
Provision for income taxes                        598              98
                                        -------------- ---------------
Net income (loss)                             $18,216        $(22,037)
                                        ============== ===============
    Net income (loss) per share:
          Basic                                 $0.07          $(0.10)
          Diluted                               $0.07          $(0.10)
Shares used in computation:
          Basic                               245,394         213,322
          Diluted                             252,798         213,322



                         SONUS NETWORKS, INC.
                 Condensed Consolidated Balance Sheets
                            (In thousands)

                                                  September  December
                                                     30,        31,
                                                    2004       2003
                                                 ---------- ----------
                     Assets
Current assets:
     Cash, cash equivalents and marketable
      securities                                  $283,460   $305,392
     Accounts receivable, net                       35,402     23,754
     Inventory, net                                 27,566     13,739
     Other current assets                           12,861      6,935
                                                 ---------- ----------
         Total current assets                      359,289    349,820
                                                 ---------- ----------
Property and equipment, net                          7,138      5,009
Purchased intangible assets, net                       601      2,402
Long-term marketable securities                     16,441          -
Other assets                                           763      1,193
                                                 ---------- ----------

                                                  $384,232   $358,424
                                                 ========== ==========

      Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable and accrued expenses         $29,255    $25,413
     Accrued restructuring expenses                    184        565
     Current portion of deferred revenue            60,269     62,698
     Current portion of long-term liabilities           61        182
                                                 ---------- ----------
          Total current liabilities                 89,769     88,858
                                                 ---------- ----------
Long-term deferred revenue, less current portion    27,720     24,302
Long-term liabilities, less current portion            661        829
Convertible subordinated note                       10,000     10,000
Stockholders' equity:
     Common stock                                      249        247
     Capital in excess of par value              1,046,494  1,043,581
     Accumulated deficit                          (790,346)  (808,562)
     Deferred compensation                             (48)      (564)
     Treasury stock                                   (267)      (267)
                                                 ---------- ----------
          Total stockholders' equity               256,082    234,435
                                                 ---------- ----------

                                                  $384,232   $358,424
                                                 ========== ==========


                         SONUS NETWORKS, INC.
           Condensed Consolidated Statements of Cash Flows
                            (In thousands)

                                Three Months Three Months Three Months
                                   Ended        Ended        Ended
                               September 30,   June 30,  September 30,
                                   2004         2004         2003
Cash flows from operating
 activities:
   Net income (loss)                $10,268       $4,934      $(5,029)
Adjustments to reconcile net
 income (loss) to net cash used
 in operating activities:
   Depreciation                       1,276        1,271        2,194
   Stock-based compensation              91          136        1,047
   Amortization of purchased
    intangible assets                   601          600          602
Changes in current assets and
 liabilities
   Accounts receivable               (3,492)         152        2,668
   Inventory                         (7,365)      (4,909)      (1,016)
   Other current assets               1,698       (6,169)        (335)
   Accounts payable                   2,473        2,975       (1,018)
   Accrued expenses                  (3,950)         591        1,775
   Deferred revenue                  (5,017)      (1,754)       9,999
                                ------------ ------------ ------------
Net cash (used in) provided by
 operating activities                (3,417)      (2,173)      10,887
                                ------------ ------------ ------------

Cash flows from investing
 activities:
Purchase of property and
 equipment                           (2,015)      (2,063)      (1,387)
Purchases of marketable
 securities, net                     (5,649)     (21,640)           -
Other assets                            102          192            1
                                ------------ ------------ ------------
Net cash used in investing
 activities                          (7,562)     (23,511)      (1,386)
                                ------------ ------------ ------------

Cash flows from financing
 activities:
Net proceeds from sale of common
 stock to public                          -            -      126,025
Sales of common stock in
 connection with employee stock
 purchase plan                          925            -          519
Proceeds from exercise of stock
 options                                704            -        2,659
Payments of long-term
 liabilities                            (40)         (52)        (417)
Repurchase of common stock                -            -           (1)
                                ------------ ------------ ------------
Net cash provided by (used in)
 financing activities                 1,589          (52)     128,785
                                ------------ ------------ ------------

Net (decrease) increase in cash
 and cash equivalents                (9,390)     (25,736)     138,286
                                ------------ ------------ ------------
Cash and cash equivalents,
 beginning of period                126,235      151,971      116,773
                                ------------ ------------ ------------
Cash and cash equivalents, end
 of period                         $116,845     $126,235     $255,059
                                ============ ============ ============


    CONTACT: Investor Relations:
             Sonus Networks, Inc.
             Jocelyn Philbrook, 978-614-8672
             jphilbrook@sonusnet.com
             or
             Media Relations:
             Laureen McGowan, 617-275-6515
             lmcgowan@greenoughcom.com